Exhibit 10.2
EXECUTION VERSION
AMENDMENT NO. 2 TO TERM LOAN AGREEMENT
THIS AMENDMENT NO. 2 TO TERM LOAN AGREEMENT (this “Amendment”) is entered into as of April 17, 2017, by and among WEATHERFORD INTERNATIONAL LTD., a Bermuda exempted company (“WIL-Bermuda”), WEATHERFORD INTERNATIONAL PLC, an Irish public limited company (“WIL‑Ireland” and, together with WIL-Bermuda, the “Obligor Parties”), the Lenders listed on the signature pages attached hereto and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (the “Administrative Agent”).
RECITALS:
WHEREAS, reference is made to that certain Term Loan Agreement dated as of May 4, 2016 by and among the Obligor Parties, the lenders named therein and the Administrative Agent (as amended by that certain Amendment No. 1 to Term Loan Agreement dated as of July 19, 2016 and as further amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”); and
WHEREAS, the Obligor Parties have requested that the Lenders agree to amend certain provisions of the Credit Agreement, and the Required Lenders have agreed to amend the Credit Agreement as hereinafter set forth.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.    Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

Section 2.    Amendments to Credit Agreement. Upon the Amendment No. 2 Effective Date (as defined below), the Credit Agreement is hereby amended as follows; provided, that the amendments set forth in this Section 2 shall be deemed to be effective and applicable as of March 31, 2017:

(a)    Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

“Cash Collateralized LC Exposure” means, with respect to any Specified Letter of Credit as of any date, the amount of cash collateral pledged to the applicable issuing bank or institution that issued such Specified Letter of Credit as security to cover reimbursement obligations of WIL-Ireland or any Restricted Subsidiary in respect of such Specified Letter of Credit, excluding any such cash collateral that is (a) in excess of the stated amount of such Specified Letter of Credit or (b) designated solely for the purpose of paying or reimbursing any amounts other than amounts drawn under such Specified Letter of Credit.
“Collateral Transfer” means any transaction described in Section 8.02, 8.05, 8.06 or 8.08 that requires, as a condition to being permitted thereunder, the pro forma Total Collateral Value not to be less than the Collateral Value Threshold.

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“Collateral Value Threshold” means $2,000,000,000.

“First Priority Perfected Collateral” means any Collateral that is subject to a valid and perfected first priority (or any analogous concept to the extent perfection does not apply in the relevant jurisdiction) Lien, subject to the Liens permitted by Section 8.04 (other than Liens specified in clause (g) and, to the extent securing Capital Lease Obligations, clause (k) of the definition of “Permitted Liens”), in favor of the Administrative Agent to secure the Secured Obligations but only to the extent that the Secured Parties do not share, and are not required to share, such Lien equally and ratably with the Existing Senior Notes or any of the obligations under the Citi Credit Documents (if in effect at the applicable time).
“Permitted Customer Notes Disposition” means the Disposition (including the sale of a participation) by any Restricted Subsidiary that is organized in a jurisdiction other than a Specified Jurisdiction to a third party of (or in) any Receivables that were originated by such Restricted Subsidiary in the ordinary course of business and have been converted, exchanged or novated into one or more promissory notes or similar instruments.
“Secured Obligor” means any Obligor that is not an Unsecured Guarantor.

“Total Collateral Value” means, as of any date of determination, the aggregate book value of all First Priority Perfected Collateral as of such date, (a) excluding the value of any such Collateral consisting of (i) cash, (ii) Cash Equivalents (and similar short-term marketable securities), (iii) intangible assets and (iv) Capital Stock of any Person, and (b) calculated on a consolidated basis for all Obligors (so as to exclude the value of any such Collateral consisting of obligations owing by one Obligor to another Obligor).
“Unsecured Guaranty Obligations” means, with respect any Unsecured Guarantor (but only for so long as such Person is and remains an Unsecured Guarantor), solely such Unsecured Guarantor’s obligations under the Guaranty Agreement to which it is a party.

“Unsecured Guarantor” means any Person that becomes a Guarantor after the Effective Date solely for such period of time as the Administrative Agent has agreed in writing to defer the delivery of all Collateral Documents otherwise required to be delivered by such Guarantor under Section 7.08 of the Credit Agreement.
(b)    Section 1.01 of the Credit Agreement is hereby amended as follows:

(i)    The definition of “Consolidated Adjusted EBITDA” is hereby amended by amending and restating clause (v) thereof in its entirety to read as follows:

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(v) extraordinary or non-recurring cash costs, expenses and charges, including those related to (A) severance, cost savings, operating expense reductions, facilities closings, percentage of completion contracts, consolidations, and integration costs and other restructuring charges or reserves and (B) litigation, settlement and judgment costs and expenses (provided that the aggregate amount of all amounts added back pursuant to this clause (v) (excluding any such amounts attributable to Fiscal Quarters ending on or prior to March 31, 2016), shall not exceed (x) $500,000,000 during the term of this Agreement, (y) $200,000,000 for any Testing Period ending during the period from March 31, 2017 through September 30, 2017 and (z) $100,000,000 for any Testing Period ending thereafter),

(ii)    The definition of “Designated Assets” is hereby amended and restated in its entirety to read as follows:

“Designated Assets” means, the assets used in the United States and Canadian land hydraulic fracturing pressure pumping, multistage completions and pump-down perforating businesses of WIL-Ireland and its Subsidiaries.
(iii)    The definition of “Designated Joint Venture” is hereby amended and restated in its entirety to read as follows:

“Designated Joint Venture” means either (a) the potential joint venture involving the Designated Assets that is described in the same writing delivered to the Administrative Agent and the Lenders prior to the Effective Date that describes the Designated Assets or (b) the joint venture between WIL-Ireland and Schlumberger Limited more particularly described in the press release of WIL-Ireland dated March 24, 2017 captioned “Weatherford and Schlumberger to Form OneStim Joint Venture”.
(iv)    The definition of “Secured Obligations” is hereby amended and restated in its entirety as follows:

“Secured Obligations” means (a) all Obligations and (b) to the extent not constituting Debt (as defined in each of the Existing Senior Notes Indentures and each of the Citi Credit Documents), all Swap Obligations and Banking Services Obligations
owing to one or more Lenders or their respective Affiliates; provided that (i) the term “Secured Obligations” shall not include, with respect to any Obligor, any Excluded Swap Obligations of such Obligor and (ii) in no event shall any use of the term “Secured Obligations” in any Collateral Document be construed to create or grant any security interest by any Obligor to secure any Unsecured Guaranty Obligations (it being understood and agreed that in no event shall any Unsecured Guaranty Obligations of an Unsecured Guarantor be secured by Liens on any Collateral).
(v)    The definition of “Specified Leverage and LC Ratio” is hereby amended and restated in its entirety as follows:

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“Specified Leverage and LC Ratio” means, as of the last day of any Fiscal Quarter, the ratio of (a) the sum of (i) Specified Senior Indebtedness as of such date, plus (ii) the aggregate undrawn amount of all Specified Letters of Credit as of such date, less (iii) the aggregate amount of all Cash Collateralized LC Exposure in respect of all Specified Letters of Credit as of such date to (b) Specified Consolidated Adjusted EBITDA for the Testing Period ending on such date.

(c)    Section 7.01 of the Credit Agreement is hereby amended by (i) re-numbering paragraph (i) thereof as paragraph (j) and (ii) inserting a new paragraph (i) in the appropriate order that reads as follows:

(i)    Within 30 days after the consummation of any Collateral Transfer involving Collateral with a book value (measured as of the last day of the most recently ended Fiscal Quarter for which financial statements are available) greater than $100,000,000, (A) written notice of such Collateral Transfer (including the book value of the Collateral subject to such Collateral Transfer), (B) a certificate of a Principal Financial Officer of an Obligor Party certifying that, after giving pro forma effect to such Collateral Transfer, the Total Collateral Value (calculated as of the last day of the most recently ended Fiscal Quarter for which financial statements are available as if such Collateral Transfer occurred on such day) is no less than the Collateral Value Threshold and (C) if the Total Collateral Value described in the foregoing clause (B) is less than $3,000,000,000, reasonably detailed calculations demonstrating WIL-Ireland’s calculation of such Total Collateral Value; provided that this paragraph (i) shall not apply to any Collateral Transfer involving solely Collateral that constitutes Designated Assets to the extent such Collateral Transfer is made to any Subsidiary of WIL-Ireland prior to, and in preparation for, the contribution of the Designated Assets to the Designated Joint Venture contemplated by Section 8.06(h).
(d)    Section 7.08(a) of the Credit Agreement is hereby amended by replacing “within 45 days” where it appears therein with “within 45 days (or such later date as may be agreed upon by the Administrative Agent)”.

(e)    Section 8.02(a) of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (B) of the first proviso and inserting a semicolon in its place and (ii) inserting the following clause at the end of the first proviso:

and (D) other than in the case of any merger, consolidation or amalgamation involving only Secured Obligors, after giving pro forma effect to such merger, consolidation or amalgamation, the Total Collateral Value (calculated as of the last day of the most recently ended Fiscal Quarter for which financial statements are available as if such merger, consolidation or amalgamation occurred on such day) is no less than the Collateral Value Threshold;
(f)    Section 8.02(c) of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (ii)(A) thereof and inserting a semicolon in its place and (ii) inserting the following clause at the end of clause (ii)(B) thereof:

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; and (C) other than in the case of any winding up, liquidation or dissolution of a Restricted Subsidiary all of the Capital Stock of which is directly owned by one or more Secured Obligors, after giving pro forma effect to such winding up, liquidation or dissolution, the Total Collateral Value (calculated as of the last day of the most recently ended Fiscal Quarter for which financial statements are available as if such merger, consolidation or amalgamation occurred on such day) is no less than the Collateral Value Threshold.
(g)    Section 8.05 of the Credit Agreement is hereby amended as follows:

(i)    Clause (g) of Section 8.05 is amended and restated in its entirety to read as follows:

(g)     any Disposition of Receivables and Receivables Related Security in connection with any Permitted Factoring Transaction shall be permitted, and any Permitted Customer Notes Disposition shall be permitted;

(ii)    The period at the end of clause (n) of Section 8.05 is hereby deleted and a semicolon is inserted in its place.

(iii)    The following proviso is inserted at the end of Section 8.05 on a new line after such clause (n):

provided that, in the case of any Disposition by an Obligor described in clause (a), (c), (d), (f) (other than any Investment or Restricted Payment solely of cash or Cash
Equivalents), (j) or (k) of this Section 8.05 (other than any such Disposition to a Secured Obligor), such Disposition shall not be permitted unless, after giving pro forma effect to such Disposition, the Total Collateral Value (calculated as of the last day of the most recently ended Fiscal Quarter for which financial statements are available as if such Disposition occurred on such day) is no less than the Collateral Value Threshold.
(h)    Section 8.06 of the Credit Agreement is hereby amended by (i) deleting the period at the end of clause (o) thereof and inserting a semicolon in its place and (ii) inserting the following proviso at the end of Section 8.06 on a new line after such clause (o):

provided that, in the case of any Investment by an Obligor described in clause (d), (f), (h) or (n) of this Section 8.06 (other than any Investment solely of cash or Cash Equivalents or any Investment in a Secured Obligor), such Investment shall not be permitted unless, after giving pro forma effect to such Investment, the Total Collateral Value (calculated as of the last day of the most recently ended Fiscal Quarter for which financial statements are available as if such Investment occurred on such day) is no less than the Collateral Value Threshold.
(i)    Section 8.08 of the Credit Agreement is hereby amended by (i) deleting the period at the end of clause (l) thereof and inserting a semicolon in its place and (ii) inserting the following proviso at the end of Section 8.08 on a new line after such clause (l):

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provided that, in the case of any Restricted Payment by an Obligor described in clause (c) or (j) of this Section 8.08 (other than Restricted Payments consisting solely of cash or Cash Equivalents or any Restricted Payments made to a Secured Obligor), such Restricted Payment shall not be permitted unless, after giving pro forma effect to such Restricted Payment, the Total Collateral Value (calculated as of the last day of the most recently ended Fiscal Quarter for which financial statements are available as if such Restricted Payment was made on such day) is no less than the Collateral Value Threshold.
(j)    Section 8.09(c) of the Credit Agreement is hereby amended by replacing the words “Specified Leverage LC Ratio” with the term “Specified Leverage and LC Ratio”.

(k)    Section 9.04(a) of the Credit Agreement is hereby amended to insert the following at the end thereof:

Notwithstanding the foregoing, in no event shall proceeds of Collateral be applied to any Unsecured Guaranty Obligations.
Section 3.    Administrative Agent’s Authority to Defer Delivery of Certain Collateral.

(a)    Reference is made to (i) Section 7.08(a) of the Credit Agreement, pursuant to which certain Restricted Subsidiaries of WIL-Ireland are required to become Guarantors under the circumstances and within the time periods specified therein (as such time periods may be extended by the Administrative Agent) (each such Restricted Subsidiary, whether or not yet constituting an Unsecured Guarantor (as defined in Section 2 of this Amendment), a “New Guarantor”) and (ii) Sections 7.08(c), (d), (e), (f) and (g) of the Credit Agreement, pursuant to which each New Guarantor is required to grant Liens on certain of its assets by delivering appropriate Collateral Documents within a specified period of time after becoming a Guarantor or acquiring new assets (as any such period may be extended by the Administrative Agent). By their execution below, the parties hereto acknowledge and confirm the Administrative Agent’s authority to exercise discretion pursuant to Section 7.08 of the Credit Agreement or the definition of “Excluded Assets” in order to defer any New Guarantor’s delivery of any Collateral Documents (and related deliveries) otherwise required by Section 7.08 of the Credit Agreement unless and until WIL-Ireland delivers a Compliance Certificate demonstrating sufficient Consolidated Net Worth (as defined in each of the Existing Senior Notes Indentures and, if in effect at the applicable time, each of the Citi Credit Documents) as of the then most recently ended Fiscal Quarter for which a balance sheet has been prepared that would enable such New Guarantor to grant Liens on its assets to secure the Secured Obligations without requiring the Secured Parties to share any of the Liens securing the Secured Obligations equally and ratably with the Existing Senior Notes or any other senior notes issued under any Existing Senior Notes Indenture or any of the obligations under the Citi Credit Documents (as supported by an opinion of counsel and a certificate of Principal Financial Officer in substantially the same form as the certificate delivered pursuant to Section 5.02(a)(xiii) of the Credit Agreement) (such a Compliance Certificate, a “CNW Basket Availability Compliance Certificate”). Upon delivery of a CNW Basket Availability Compliance Certificate, the Administrative Agent may require such New Guarantor to deliver within 45 days thereafter (as any such period may be extended by the Administrative Agent), or 90 days thereafter (as any such period may be extended by the Administrative Agent) in the case of Section 7.08(e) or (f) of the Credit Agreement, any and all Collateral Documents, opinions, organizational and authorization

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documents, and other documents otherwise required or reasonably requested by the Administrative Agent pursuant to Section 7.08(c), (d), (e), (f) or (g) of the Credit Agreement. As of the date of this Amendment, the New Guarantors organized in Specified Jurisdictions whose delivery of Collateral Documents has been deferred as described above are Weatherford Netherlands, B.V., a company organized under the laws of the Netherlands, Weatherford Holdings (Switzerland) GmbH, a company organized under the laws of Switzerland, Precision Oilfield Services, LLP, a Texas limited liability partnership, Precision Drilling Technology Services Group (USA) Inc., a Delaware corporation, Weatherford Laboratories (Norway) AS, a company organized under the laws of Norway, and Weatherford Holdings (Bermuda) Ltd., a company organized under the laws of Bermuda.

(b)    In order to facilitate the grant of Liens on assets of any New Guarantor as contemplated by Section 7.08 of the Credit Agreement upon delivery of a CNW Basket Availability Compliance Certificate, the Lenders hereby authorize the Administrative Agent, at its option and in its discretion, to release any New Guarantor from its Unsecured Guaranty Obligations (as defined in Section 2 of this Amendment) so long as, substantially concurrently with such release, such New Guarantor delivers to the Administrative Agent a duly executed replacement Guaranty Agreement or supplement to a Guaranty Agreement or such other document as the Administrative Agent shall deem appropriate for such purpose (and each of the Obligor Parties hereby agrees to cause each such New Guarantor to deliver to the Administrative Agent a duly executed replacement Guaranty Agreement or supplement to a Guaranty Agreement or such other document as the Administrative Agent shall deem appropriate for such purpose and otherwise comply with the requirements of Section 7.08(a) in such event).

(c)    Nothing in paragraph (a) of this Section 3 shall be construed to limit the Administrative Agent’s authority to otherwise extend time periods or exercise any other discretion granted to the Administrative Agent pursuant to Section 7.08 of the Credit Agreement or any other provision of the Loan Documents.

Section 4.    Consent to Pledge of Capital Stock of Certain Restricted Subsidiaries. Notwithstanding the requirement set forth in Section 7.08(c)(ii) of the Credit Agreement for WIL-Ireland to cause all of the issued and outstanding Capital Stock of each Obligor to be subject to a first priority, perfected Lien in favor of the Administrative Agent to secure the Secured Obligations in accordance with the terms and conditions of, and subject to the exceptions set forth in, Section 7.08(c) of the Credit Agreement and the Collateral Documents, the Lenders hereby agree that (a) up to 17% of the issued and outstanding Capital Stock of Weatherford Investment, Inc., an Obligor, shall be exempt from such pledge requirement for so long as such Capital Stock is owned by Restricted Subsidiaries that are not required to become Guarantors or to grant Liens on Collateral under the Credit Agreement and (b) up to 99% of the issued and outstanding Capital Stock of Precision Oilfield Services, LLP, shall be exempt from such pledge requirement for so long as such Capital Stock is owned by Restricted Subsidiaries that are not required to become Guarantors or to grant Liens on Collateral under the Credit Agreement. Nothing in this Section 4 shall be construed to limit the Administrative Agent’s authority to otherwise extend time periods or exercise any other discretion granted to the Administrative Agent pursuant to Section 7.08 of the Credit Agreement or any other provision of the Loan Documents.

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Section 5.    Consent to Subordination of Mortgage to Certain Easement. The Borrower has notified the Administrative Agent that (i) Weatherford Artificial Lift Systems, LLC (“WALS”), an Obligor, intends to Dispose of a portion of its real property located in Waller County, Texas that is currently subject to a Mortgage (the “Disposed Property”) in a transaction that is permitted under Section 8.05(k) of the Credit Agreement, (ii) WALS will retain certain real property adjacent to the Disposed Property (the “Retained Property”), (iii) as part of the aforementioned transaction, WALS intends to grant an easement for a gas line over, upon and across the Retained Property for the benefit of the Disposed Property (the “Gas Line Easement”) and (iv) the buyer has requested that the Administrative Agent subordinate its Mortgage on the Retained Property to the Gas Line Easement. Provided that the Borrower certifies to the Administrative Agent that the Gas Line Easement is a Permitted Lien under the Credit Agreement, the Lenders hereby authorize the Administrative Agent to subordinate the Mortgage on the Retained Property to the Gas Line Easement and execute such documents as may be necessary to evidence such subordination.

Section 6.    Amendment No. 2 Effective Date; Conditions Precedent. This Amendment shall become effective on the date (the “Amendment No. 2 Effective Date”) on which the following conditions have been satisfied:

(a)    The Administrative Agent shall have received, in form and substance reasonably satisfactory to the Administrative Agent, a counterpart of this Amendment executed by the Obligor Parties and the Required Lenders;

(b)    the Obligor Parties shall have paid (i) to the Administrative Agent, the Lead Arrangers and the Lenders, as applicable, all fees and other amounts agreed upon by such parties to be paid on or prior to the Amendment No. 2 Effective Date and (ii) to the extent invoiced at or before 1:00 p.m., New York City time, on the Business Day immediately prior to the Amendment No. 2 Effective Date, all out‑of‑pocket expenses required to be reimbursed or paid by the Obligor Parties pursuant to Section 11.03 of the Credit Agreement or any other Loan Document; and

(c)    no Default or Event of Default shall have occurred and be continuing.

Section 7.    Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each of the Obligor Parties represents and warrants that, after giving effect to each of the amendments set forth in this Amendment:

(a)    the representations and warranties set forth in Article VI of the Credit Agreement and in the other Loan Documents are true and correct in all material respects (except to the extent qualified by materiality or reference to Material Adverse Effect, in which case such applicable representation and warranty shall be true and correct in all respects) as of, and as if such representations and warranties were made on, the Amendment No. 2 Effective Date (unless such representation and warranty expressly relates to an earlier date, in which case such representation and warranty shall continue to be true and correct in all material respects (except to the extent qualified by materiality or reference to Material Adverse Effect, in which case such applicable representation and warranty shall be true and correct in all respects) as of such earlier date);

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(b)    no Default or Event of Default has occurred and is continuing on the Amendment No. 2 Effective Date; and

(c)    this Amendment constitutes the legal, valid and binding obligation of each of the Obligor Parties, enforceable against each of the Obligor Parties in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles of general applicability.

Section 8.    Confirmation of Loan Documents. Except as expressly contemplated hereby, the terms, provisions, conditions and covenants of the Credit Agreement, as amended by this Amendment, and the other Loan Documents remain in full force and effect and are hereby ratified and confirmed, and the execution, delivery and performance of this Amendment shall not, except as expressly set forth in this Amendment, operate as a waiver of, consent to or amendment of any term, provision, condition or covenant thereof. Without limiting the generality of the foregoing, except pursuant hereto or as expressly contemplated or amended hereby, nothing contained herein shall be deemed (a) to constitute a waiver of compliance or consent to noncompliance by any Obligor with respect to any term, provision, condition or covenant of the Credit Agreement or any other Loan Document; (b) to prejudice any right or remedy that the Administrative Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document; or (c) to constitute a waiver of compliance or consent to noncompliance by any Obligor with respect to the terms, provisions, conditions and covenants of the Credit Agreement and the other Loan Documents made the subject hereof. Each Obligor Party represents and acknowledges that it has no claims, counterclaims, offsets, credits or defenses to the Loan Documents or the performance of its obligations thereunder.

Section 9.    Ratification

(a)    Affiliate Guaranty. Each of the Obligor Parties hereby ratifies and confirms, on behalf of itself and each other Guarantor, the Guarantors’ obligations under the Affiliate Guaranty and hereby represents and acknowledges, on behalf of itself and each other Guarantor, that the Guarantors have no claims, counterclaims, offsets, credits or defenses to the Loan Documents or the performance of their obligations thereunder. Furthermore, each Obligor Party agrees, on behalf of itself and each other Guarantor, that nothing contained in this Amendment shall adversely affect any right or remedy of the Administrative Agent or the Lenders under the Affiliate Guaranty or any of the other Loan Documents. Each Obligor Party agrees, on behalf of itself and each other Guarantor, that all references in the Affiliate Guaranty to the “Guaranteed Obligations” shall include, without limitation, all of the obligations of WIL-Bermuda to the Administrative Agent and the Lenders under the Credit Agreement, as amended by this Amendment. Finally, each Obligor Party hereby represents and warrants, on behalf of itself and each other Guarantor, that except as expressly provided herein, the execution and delivery of this Amendment and the other documents executed in connection herewith shall in no way change or modify its or any other Guarantor’s obligations as a guarantor, debtor, pledgor, assignor, obligor and/or grantor under the Affiliate Guaranty and the other Loan Documents and shall not constitute a waiver by the Administrative Agent or the Lenders of any of their rights against any Guarantor.

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(b)    Collateral Documents. Each Obligor Party hereby acknowledges and ratifies, on behalf of itself and each other Obligor, the existence and priority of the Liens granted by the Obligors in and to the Collateral in favor of the Secured Parties and represents and warrants, on behalf of itself and each other Obligor, that such Liens and security interests are valid, existing and in full force and effect. Each of the Obligor Parties hereby ratifies and confirms, on behalf of itself and each other Obligor, each Obligor’s obligations under the Collateral Documents to which such Obligor is a party and hereby represents and acknowledges, on behalf of itself and each other Obligor, that the Obligors have no claims, counterclaims, offsets, credits or defenses to the Loan Documents or the performance of their obligations thereunder. Furthermore, each Obligor Party agrees, on behalf of itself and each other Obligor, that nothing contained in this Amendment shall adversely affect any right or remedy of the Administrative Agent or the Lenders under the Collateral Documents or any of the other Loan Documents. Each Obligor Party agrees, on behalf of itself and each other Obligor, that all references in any Collateral Document to the “Secured Obligations” shall include, without limitation, all of the obligations of WIL-Bermuda to the Administrative Agent and the Lenders under the Credit Agreement, as amended by this Amendment. Finally, each Obligor Party hereby represents and warrants, on behalf of itself and each other Obligor, that except as expressly provided herein, the execution and delivery of this Amendment and the other documents executed in connection herewith shall in no way change or modify its or any other Obligor’s obligations as a debtor, pledgor, assignor, obligor, grantor, mortgagor and/or chargor under any Collateral Document and the other Loan Documents and shall not constitute a waiver by the Administrative Agent or the Lenders of any of their rights against any Obligor.

Section 10.    Effect of Amendment. From and after the Amendment No. 2 Effective Date hereof, each reference in the Credit Agreement to “this Agreement”, “hereof”, or “hereunder” or words of like import, and all references to the Credit Agreement in any and all agreements, instruments, documents, notes, certificates, guaranties and other writings of every kind and nature shall be deemed to mean the Credit Agreement as modified by this Amendment. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

Section 11.    Costs and Expenses. Pursuant to the terms of Section 11.03 of the Credit Agreement, WIL-Bermuda agrees to pay all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and its Affiliates in connection with the preparation, execution and enforcement of this Amendment.

Section 12.    Choice of Law. This Amendment and all other documents executed in connection herewith and the rights and obligations of the parties hereto and thereto, shall be construed in accordance with and governed by the law of the State of New York.

Section 13.    Submission to Jurisdiction; Consent to Service of Process.

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(a)Each Obligor Party hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the United States District Court for the Southern District of New York (or the state courts sitting in the Borough of Manhattan in the event the Southern District of New York lacks subject matter jurisdiction), and any appellate court from any thereof, in any suit, action or proceeding arising out of or relating to this Amendment or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final, non‑appealable judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment (including this Section 12) or any other Loan Document shall affect any right that the Administrative Agent, any Issuing Bank or any Lender may otherwise have to bring any suit, action or proceeding relating to this Amendment or any other Loan Document against any Obligor or its properties in the courts of any jurisdiction.

(b)Each Obligor Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Amendment or any other Loan Document in any court referred to in paragraph (a) of this Section. Each Obligor Party hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c)Each party to this Amendment irrevocably consents to service of process in the manner provided for notices in Section 11.02 of the Credit Agreement other than by facsimile. Nothing in this Amendment or any other Loan Document will affect the right of any party to this Amendment or any other Loan Document to serve process in any other manner permitted by law. Notwithstanding any other provision of this Amendment, each foreign Obligor Party hereby irrevocably designates C T Corporation System, 111 8th Avenue, New York, New York 10011, as the designee, appointee and agent of such Obligor Party to receive, for and on behalf of such Obligor Party, service of process in the State of New York in any suit, action or proceeding arising out of or relating to this Amendment or any other Loan Document.

(d)Each Obligor Party agrees that any suit, action or proceeding brought by any Obligor or any of their respective Subsidiaries relating to this Amendment or any other Loan Document against the Administrative Agent, any Issuing Bank, any Lender or any of their respective Affiliates shall be brought exclusively in the United States District Court for the Southern District of New York (or the state courts sitting in the Borough of Manhattan in the event the Southern District of New York lacks subject matter jurisdiction), and any appellate court from any thereof, unless no such court shall accept jurisdiction.

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(e)The Administrative Agent and each Lender party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the United States District Court for the Southern District of New York (or the state courts sitting in the Borough of Manhattan in the event the Southern District of New York lacks subject matter jurisdiction), and any appellate court from any thereof, in any suit, action or proceeding arising out of or relating to this Amendment or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final, non-appealable judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(f)The Administrative Agent and each Lender party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Amendment or any other Loan Document in any court referred to in paragraph (e) of this Section. Each of the Administrative Agent and each Lender party hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(g)To the extent that any Obligor Party has or hereafter may acquire any immunity from jurisdiction of any court or from set-off or any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, such Obligor Party hereby irrevocably waives such immunity in respect of its obligations under the Loan Documents.

Section 14.    Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

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Section 15.    Counterparts; Integration; Effectiveness. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment, the Credit Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment shall become effective on the Amendment No. 2 Effective Date, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission or electronic transmission (in .pdf form) shall be effective for all purposes as delivery of a manually executed counterpart of this Amendment.

[Remainder of page intentionally left blank; signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

WIL-BERMUDA:

WEATHERFORD INTERNATIONAL LTD.,
a Bermuda exempted company

By:	/s/ Oscar J. Pinotti
Name:	Oscar J. Pinotti
Title:	Vice President

Signature Page to Amendment No. 2 to Term Loan Agreement

WIL-IRELAND:

WEATHERFORD INTERNATIONAL PLC,
an Irish public limited company

By:	/s/ Bastiaan E. van Houts
Name:	Bastiaan E. van Houts
Title:	Assistant Treasurer

Signature Page to Amendment No. 2 to Term Loan Agreement

ADMINISTRATIVE AGENT:

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:	/s/ Jeffrey C. Miller
Name:	Jeffrey C. Miller
Title:	Vice President

Signature Page to Amendment No. 2 to Term Loan Agreement

LENDERS:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Jeffrey C. Miller
Name:	Jeffrey C. Miller
Title:	Vice President

Signature Page to Amendment No. 2 to Term Loan Agreement

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Director

By:	/s/ Virginia Cosenza
Name:	Virginia Cosenza
Title:	Vice President

Signature Page to Amendment No. 2 to Term Loan Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Robert Corder
Name:	Robert Corder
Title:	Director

Signature Page to Amendment No. 2 to Term Loan Agreement

SKANDINAVISKA ENSKILDA BANKEN AB (PUBL)

By:	/s/ Penny Neville-Park
Name:	Penny Neville-Park
Title:

By:	/s/ Alison Butt
Name:	Alison Butt
Title:

Signature Page to Amendment No. 2 to Term Loan Agreement

THE TORONTO DOMINION BANK, NEW YORK BRANCH

By:	/s/ Savo Bozic
Name:	Savo Bozic
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Term Loan Agreement

ROYAL BANK OF CANADA

By:	/s/ Kristan Spivey
Name:	Kristan Spivey
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Term Loan Agreement

BARCLAYS BANK PLC

By:	/s/ Marguerite Sutton
Name:	Marguerite Sutton
Title:	Vice President

Signature Page to Amendment No. 2 to Term Loan Agreement

NORDEA BANK AB (PUBL), NEW YORK BRANCH

By:	/s/ Olli Savikko
Name:	Olli Savikko
Title:	Senior Vice President

By:	/s/ Christopher G. Spither
Name:	Christopher G. Spither
Title:	Senior Vice President

Signature Page to Amendment No. 2 to Term Loan Agreement

UNICREDIT BANK AG, NEW YORK BRANCH

By:	/s/ Michael D. Novellino
Name:	Michael D. Novellino
Title:	Director

By:	/s/ Scott Obeck
Name:	Scott Obeck
Title:	Director

Signature Page to Amendment No. 2 to Term Loan Agreement

BANCO BILBAO VIZCAYA ARENTARIA, S.A. NEW YORK BRANCH

By:	/s/ Brian Crowley
Name:	Brian Crowley
Title:	Managing Director

By:	/s/ Cara Younger
Name:	Cara Younger
Title:	Director

Signature Page to Amendment No. 2 to Term Loan Agreement

ARAB BANKING CORPORATION, GRAND CAYMAN

By:	/s/ Victoria Gale
Name:	Victoria Gale
Title:	Vice President

By:	/s/ Rami Zaytoon
Name:	Rami Zaytoon
Title:	Assistant Vice President

Signature Page to Amendment No. 2 to Term Loan Agreement

ABR Reinsurance LTD.

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Term Loan Agreement

ADVANCED SERIES TRUST- AST BLACKROCK
GLOBAL STRATEGIES PORTFOLIO
BY: BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Term Loan Agreement

BlackRock Core Bond Trust
By: BlackRock Advisors, LLC, its Investment Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Term Loan Agreement

BlackRock Corporate High Yield Fund Inc.
BY: BlackRock Advisors, LLC, its Investment Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Term Loan Agreement

BlackRock Credit Strategies Income Fund of Black Rock Funds II
By: BlackRock Advisors, LLC, its Investment Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Term Loan Agreement

BlackRock Debt Strategies Fund, Inc.
BY: BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Term Loan Agreement

BlackRock Floating Rate Income Strategies Fund, Inc.
BY: BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Term Loan Agreement

BlackRock Floating Rate Income Trust
By: BlackRock Advisors, LLC, its Investment Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Term Loan Agreement

BlackRock Funds II, BlackRock Floating Rate Income Portfolio
By: BlackRock Advisors, LLC, its Investment Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Term Loan Agreement

BlackRock Funds II, BlackRock High Yield Bond Portfolio
By: BlackRock Advisors, LLC, its Investment Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Term Loan Agreement

BlackRock Funds II, BlackRock Multi-Asset Income Portfolio
By: BlackRock Advisors, LLC, its Investment Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Term Loan Agreement

BlackRock Global Investment Series: Income Strategies Portfolio
BY: BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Term Loan Agreement

BlackRock High Yield Portfolio of the Black Rock Series Fund, Inc.
By: BlackRock Advisors, LLC, its Investment Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Term Loan Agreement

BlackRock High Yield V.I. Fund of Black Rock Variable Series Fund, Inc.
By: BlackRock Advisors, LLC, its investment advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Term Loan Agreement

BlackRock Limited Duration Income Trust
BY: BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Term Loan Agreement

BlackRock Multi-Sector Income Trust
By: BlackRock Advisors, LLC, as Investment Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Term Loan Agreement

BlackRock Senior Floating Rate Portfolio
By: BlackRock Investment Management, LLC, its Investment Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Term Loan Agreement

California State Teachers' Retirement System
BY: BlackRock Financial Management, Inc., its Investment Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Term Loan Agreement

Consumer Program Administrators, Inc
By: BlackRock Financial Management, Inc. its Investment Manager

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Term Loan Agreement

Fixed Income Opportunities Nero, LLC
By: BlackRock Financial Management Inc., Its Investment Manager

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Term Loan Agreement

Global High Yield Bond Fund, a series of DSBI- Global Investment Trust
BY: BlackRock Financial Management, Inc., its Investment Manager

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Term Loan Agreement

Ironshore Inc.
BY: BlackRock Financial Management, Inc., its Investment Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Term Loan Agreement

JPMBI re Blackrock Bankloan Fund
BY: BlackRock Financial Management Inc., as Sub-Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Term Loan Agreement

MET Investors Series Trust- BlackRock High Yield Portfolio
BY: BlackRock Financial Management, Inc., its Investment Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Term Loan Agreement

Metropolitan Life Insurance Company
By: BlackRock Financial Management, Inc. as investment manager to Metropolitan Life Insurance Company on behalf of its Separate Account No. 479

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Term Loan Agreement

Permanens Capital Floating Rate Fund LP
BY: BlackRock Financial Management Inc., Its Sub-Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Term Loan Agreement

PPL Services Corporation Master Trust
BY: BlackRock Financial Management, Inc., its Investment Manager

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Term Loan Agreement

The PNC Financial Services Group, Inc. Pension Plan
BY: BlackRock Financial Management, Inc., its Investment Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Term Loan Agreement

Canyon Blue Credit Investment Fund L.P.
BY: Canyon Capital Advisors LLC, its co-Investment Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Term Loan Agreement

Canyon Capitol CLO 2006-1, Ltd.
BY: Canyon Capital Advisors LLC, Its Asset Manager

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Term Loan Agreement

Canyon Capitol CLO 2012-1, Ltd.
BY: Canyon Capital Advisors LLC, Its Asset Manager

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Term Loan Agreement

Canyon Capitol CLO 2014-1, Ltd.
BY: Canyon Capital Advisors LLC, Its Asset Manager

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Term Loan Agreement

Canyon Capitol CLO 2014-2, Ltd.
BY: Canyon Capital Advisors LLC, Its Asset Manager

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Term Loan Agreement

Canyon Capitol CLO 2015-1, Ltd.
By: Canyon Capital Advisors LLC,
a Delaware limited liability company,
its Collateral Manager

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Term Loan Agreement

Canyon Capitol CLO 2016-1, Ltd.
By: Canyon CLO Advisors LLC, its Collateral Manager

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Term Loan Agreement

Canyon Capitol CLO 2016-2, Ltd.
Canyon CLO Advisors LLC, its Collateral Manager

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Term Loan Agreement

Canyon Value Realization MAC 18 Ltd.
BY:	Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Term Loan Agreement

Canyon-SL Value Fund, L.P.
BY:	Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Term Loan Agreement